May 10, 2013

Securities and Exchange Commission

Division of Corporation Finance

100 F. Street, N.E.

Washington, DC 20549

Attn: Jeffrey P. Riedler

Re:	La Jolla Pharmaceutical Company Preliminary Proxy Statement on Schedule 14A Filed May 3, 2013 File No. 000-24274

Dear Mr. Riedler:

On behalf of La Jolla Pharmaceutical Company (the “Company”), we are responding to the Staff’s letter dated May 9, 2013 (the “Comment Letter”), relating to the above-referenced Preliminary Proxy Statement on Schedule 14A (the “Proxy Statement”). In response to the comment set forth in the Comment Letter, the Proxy Statement has been amended and the Company is filing Amendment No. 1 to the Proxy Statement with this response letter. For your convenience, we have repeated the Staff’s comment below in bold face type before the response below.

Proposal No. 5 – Approval of an Amendment to the Company’s Articles of Incorporation to Effect a Reverse Stock Split, page 12

You disclose that the amendment to your certificate of incorporation to effect the reverse stock split will increase the number of shares available for future issuance. Please disclose whether you currently have, or do not have, any plans with respect to this potential increased number of authorized shares available for issuance. If such plans exist, please disclose all material information.

In response to the Staff’s comment, the Company has added additional disclosure on page 13 of the Proxy Statement to the paragraph beginning “In addition to increasing the per share trading price of our Common Stock…”

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Securities and Exchange Commission

May 10, 2013

We thank you in advance for your consideration of this response. If you have any questions, please do not hesitate to contact me.

Sincerely,

/s/ Lisa M. Kahle

Lisa M. Kahle

cc:	Chester S. Zygmont, III, La Jolla Pharmaceutical Company Ryan A. Murr, Ropes & Gray LLP